UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 10, 2006

                         Renhuang Pharmaceuticals, Inc.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)


        0-24512                                         88-1273503
(Commission File Number)                    (IRS Employer Identification Number)

                    No. 281, Taiping Road, Taiping District,
                      Harbin, Heilongjiang Province, 150050
                                   P. R. China
                    (Address of Principal Executive Offices)

                                +86-451-5762-0378
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item 2.02.    Results of Operations and Financial Condition.
----------    ----------------------------------------------

On October 10, 2006, Renhuang Pharmaceuticals, Inc. issued a press release announcing its financial results for the three months ending July 31, 2006, which is the third quarter of the company's fiscal year.

The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.


Item 9.01     Financial Statements, Pro Form Financial Information and Exhibits.
---------     ------------------------------------------------------------------

(c)           Exhibits.




                                    EXHIBITS



Exhibit                 Description
-------                 --------------------------------------------------------
99.1                    Press Release dated October 10, 2006.


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

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Renhuang Pharmaceuticals, Inc.


Date: October 10, 2006                 By: /s/ Shaoming Li
                                           -------------------------------------

                                           Shaoming Li
                                           Chief Executive Officer and President


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